UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 14, 2026

CHENIERE ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-16383	95-4352386
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
845 Texas Avenue, Suite 1250
Houston, Texas 77002
(Address of principal executive offices) (Zip Code)
(713) 375-5000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
    Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.003 par value	LNG	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders
Cheniere Energy, Inc. (the “Company”) held its 2026 Annual Meeting of Shareholders (the “2026 Annual Meeting”) on May 14, 2026. At the 2026 Annual Meeting, there were 185,107,232 shares of the Company's common stock present or represented by proxy. This represented approximately 88.08% of the Company's shares of common stock outstanding as of the record date of the 2026 Annual Meeting. Three proposals, as described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 7, 2026 (the “2026 Proxy Statement”), were voted upon at the 2026 Annual Meeting. The following is a brief description of the matters voted upon and the final voting results.

ITEM 1:	ELECTION OF DIRECTORS

Director	Number of Votes For	Number of Votes Against	Number of Abstentions	Number of Broker Non-Votes
Jack A. Fusco	160,263,892	6,540,063	76,304	18,226,973
Patricia K. Collawn	157,152,171	9,649,312	78,776	18,226,973
Brian E. Edwards	166,005,507	792,522	82,230	18,226,973
Denise Gray	165,972,916	828,141	79,202	18,226,973
Lorraine Mitchelmore	164,267,533	2,533,127	79,599	18,226,973
W. Benjamin Moreland	162,751,394	4,042,392	86,473	18,226,973
Scott Peak	165,626,020	1,171,789	82,450	18,226,973
Donald F. Robillard, Jr.	158,280,434	8,512,141	87,684	18,226,973
Neal A. Shear	162,438,284	4,356,101	85,874	18,226,973

Each of the director nominees was elected as a director to serve for a one-year term until the 2027 annual meeting of shareholders or until his or her successor is duly elected and qualified.

ITEM 2:	ADVISORY AND NON-BINDING VOTE TO APPROVE THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS FOR 2025

	Number of Votes For	Number of Votes Against	Number of Abstentions	Number of Broker Non-Votes
	150,356,296	15,400,645	1,123,318	18,226,973

In an advisory and non-binding vote, the shareholders approved the compensation paid for 2025 to the Company’s named executive officers, as disclosed in the 2026 Proxy Statement.

ITEM 3:	RATIFICATION OF KPMG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2026

	Number of Votes For	Number of Votes Against	Number of Abstentions
	183,080,904	1,932,648	93,680

The shareholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2026.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Filed herewith.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHENIERE ENERGY, INC.

Date:	May 15, 2026	By:	/s/ Zach Davis
		Name:	Zach Davis
		Title:	Executive Vice President and
Chief Financial Officer